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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         Date of Report: April 20, 1999





                    SOURCE ONE MORTGAGE SERVICES CORPORATION
             (Exact name of registrant as specified in its charter)



         Delaware                      1-2898                   38-2011419
(State or other jurisdiction of   (Commission file No.)      (I.R.S. employer
incorporation or organization)                             identification no.)



          27555 Farmington Road, Farmington Hills, Michigan 48334-3357 (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (248) 488-7000






                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

 (a)     Financial Statements of Business Acquired.  Not applicable.

 (b)     Pro Forma Financial Information.  Not applicable.

 (c)     Exhibits.



Item 601
Regulation S-K
Exhibit Reference
Number                 Exhibit Description

10(a) Source One Mortgage Services Corporation 401(k) Savings Plan and Trust Agreement (as amended and restated effective as of January 1, 1998 except as herein otherwise provided)






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                                   Signatures

    Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     Source One Mortgage Services Corporation

Date: April 20, 1999                 By:     Gregory Ghilardi
                                         ---------------------------------------
                                                    Gregory Ghilardi
                                            Vice President - Human Resources



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                                INDEX TO EXHIBITS

EXHIBIT DESCRIPTION
NO.

 10(a) Source One Mortgage Services Corporation 401(k) Savings Plan and Trust Agreement (as amended and restated effective as of January 1, 1998 except as herein otherwise provided)




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